UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 30, 2008

THE BRINK’S COMPANY
(Exact name of registrant as specified in its charter)

Virginia	1-9148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Bayberry Court
P. O. Box 18100
Richmond, VA 23226-8100
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[    ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]           Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On May 30, 2008, The Brink’s Company (the “Company”) issued a press release announcing that its subsidiary, Brink’s Home Security Holdings, Inc., has filed a Registration Statement on Form 10 in connection with the anticipated spin-off of the Company’s Brink’s Home Security unit.  A copy of this release is being furnished as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(d)	Exhibits

99	Press Release, dated May 30, 2008, issued by The Brink’s Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE BRINK’S COMPANY
(Registrant)

Date: May 30, 2008	By:	/s/ Austin F. Reed
Austin F. Reed
Vice President, General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT                                           DESCRIPTION

99                      Press Release, dated May 30, 2008, issued by The Brink’s Company.